UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 30, 2004

                               ICOP Digital, Inc.
             (Exact name of registrant as specified in its charter)

         Colorado                     000-27321                 84-1493152
 ---------------------------       ---------------          ------------------
(State or other jurisdiction      (Commission File            (IRS Employer
      of incorporation)                Number)              Identification No.)

           11011 King Street, Suite 260, Overland Park, Kansas 66210
           ---------------------------------------------------------
               (Address of principal executive offices) (ZipCode)

       Registrant's telephone number, including area code (913) 338-5550
                                                          --------------

                         Vista Exploration Corporation
          ------------------------------------------------------------
         (Former name or former address, if changes since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14(d)-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

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Item 7.01 Regulation FD Disclosure

     On November 30, 2004 the Company issued a press release announcing that the Company's shareholders approved a name change to ICOP Digital, Inc. As a result of the name change, the Company has a new CUSIP number and NASD trading symbol "ICPD" (OTCBB).

Item 9.01 Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Exhibits: 99.1 Press Release issued November 30, 2004


                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused and authorized this report to be signed on its behalf by the undersigned.

 Dated: December 1, 2004

                                       ICOP Digital, Inc.

                                       By:  /s/ David C. Owen
                                            ---------------------------------
                                            David C. Owen, President and CEO

                                 EXHIBIT INDEX
                                 -------------


Exhibit
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(99.1) Press Release issued November 30, 2004